UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

Sierra Income Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-54650	45-2544432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Ave, 6th Floor East

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 759-0777

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2020, Alpine Funding LLC (“Alpine”), Sierra Income Corporation’s (the “Company”) wholly owned, special purpose financing subsidiary, entered into Amendment No. 1 to its existing Amended and Restated Loan Agreement (the “Amendment”), with SIC Advisors LLC, the financing providers party thereto, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator and JPMorgan Chase Bank, National Association, as administrative agent. The Amendment amends certain provisions of the Company’s Amended and Restated Loan Agreement (the “Loan Agreement”).

The Loan Agreement was amended to, among other things, (i) extend the reinvestment period from December 29, 2020 to May 18, 2021, (ii) increase the applicable margin for advances from 2.85% to 3.10% per annum, (iii) reduce the amount of maximum borrowings in an aggregate principal amount from $300,000,000 to $180,000,000 on a committed basis, (iv) require the Company to maintain a minimum a cash balance of $20,000,000 in Alpine, and (v) decrease the compliance condition for net advances from 55% to 52.5% of net asset value. The maturity date under the Loan Agreement did not change and therefore any amounts borrowed, as well as all accrued and unpaid interest thereunder, will be due and payable on March 29, 2022. In connection with the Amendment, the Company repaid $35,000,000 of the outstanding balance under the Loan Agreement on November 18, 2020, reducing the outstanding balance from $180,000,000 to $145,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Amended and Restated Loan Agreement, dated as of November 18, 2020, among Alpine Funding LLC, SIC Advisors LLC, the Financing Providers thereto, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator and JPMorgan Chase Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2020	SIERRA INCOME CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.
Chief Financial Officer

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